EXHIBIT 10.25
November 30, 2006
Freedom Acquisition Holdings, Inc.
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Re:	Initial Public Offering
Ladies and Gentlemen:
          This Amended Letter Agreement amends and supersedes the Letter Agreement, dated July 20, 2006, by and among the above referenced parties and the undersigned.
          Citigroup Global Markets Inc. (“Citigroup”) is acting as sole bookrunning manager of the initial public offering (the “IPO”) of Units consisting of one share of Common Stock of Freedom Acquisition Holdings, Inc. (the “Company”), and one warrant to purchase one share of Common Stock of the Company and representative (the “Representative”) of Ladenburg Thalmann & Co. Inc. and any other underwriters named in the final prospectus (the “Prospectus”) relating to the IPO (Citigroup, Ladenburg, Thalmann & Co. Inc. and any other underwriters, collectively, the “Underwriters”). The undersigned stockholder, officer and/or director of the Company, in consideration of the Underwriters underwriting the Company’s IPO, hereby agrees as set forth below. Certain capitalized terms used herein are defined in Section 1 hereof.
     1. As used herein, (i) a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company; (ii) “Founders” shall mean all stockholders, officers and directors who are stockholders of the Company immediately prior to the IPO; (iii) “Common Stock” shall mean the Company’s common stock, par value $0.0001 per share, (iv) “Founders’ Shares” shall mean all of the shares of Common Stock of the Company owned by a Founder prior to the IPO, (v) “IPO Shares” shall mean the shares of Common Stock issued in the Company’s IPO, (vi) “Founders’ Warrants” shall mean all warrants to purchase shares of Common Stock of the Company owned by a Founder prior to the IPO, other than the Sponsors’ Warrants; (vii) “Founders’ Units” shall mean the 7,500,000 units issued by the Company to the Founders prior to the IPO, of which the Founders’ Shares and the Founders’ Warrants are a part; (viii) “Sponsors’ Warrants” shall mean the 4,500,000 warrants to purchase shares of Common Stock to be issued to the Sponsors in a private placement immediately prior to the IPO; (ix) “Co-Investment Units” shall mean the 5,000,000 units of the Company to be issued to the Sponsors in a private placement that will occur immediately prior to the consummation of a Business Combination by the Company; (x) “Co-Investment Shares” shall mean the Common Stock underlying the Co-Investment Units; (xi) “Co-Investment Warrants” shall mean the warrants to

Freedom Acquisition Holdings, Inc.
Citigroup Global Markets Inc.

purchase shares of Common Stock underlying the Co-Investment Units; and (xii) “Locked-Up Securities” shall mean all issued and outstanding Founders’ Units, Founders’ Shares and Founders’ Warrants (including the shares of Common Stock to be issued upon exercise of the Founders’ Warrants) and all Sponsors’ Warrants (including the shares of Common Stock to be issued upon exercise of the Sponsors’ Warrants), Co-Investment Units, Co-Investment Shares and Co-Investment Warrants (including the shares of Common Stock to be issued upon exercise of the Co-Investment Warrants) to be issued after the date hereof in accordance with the terms and conditions set forth in the Prospectus.
     2. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote (i) all Founders’ Shares owned by him or it in accordance with the majority of the votes cast by the holders of the IPO Shares and (ii) all other shares of the Company’s Common Stock that may be acquired by him or it in any private placement, the IPO or in the aftermarket for such Business Combination.
     3. In the event that the Company fails to consummate a Business Combination by the later of (i) 18 months after the consummation of the IPO (the “Consummation Date”) or (ii) 24 months after the Consummation Date in the event that either a letter of intent, an agreement in principle or a definitive agreement to consummate a Business Combination was executed but no Business Combination was consummated within such 18 month period (such later date being referred to herein as the “Termination Date”), the undersigned shall, to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”), (i) take all action necessary to dissolve the Corporation and liquidate the trust account established under the Investment Management Trust Agreement to be entered into between the Company and Continental Stock Transfer & Trust Company (the “Trust Account”) to holders of IPO Shares as promptly as practicable after approval by the Company’s stockholders (subject to the requirements of the DGCL) and (ii) vote all Founders’ Shares and all of the shares of the Company’s Common Stock that may be acquired by him or it in any private placement, the IPO or in the aftermarket in favor of any dissolution and plan of distribution recommended by the Company’s Board of Directors, and promptly cause the Company to prepare and file a proxy statement with the Securities and Exchange Commission setting out the plan of dissolution and distribution. If no proxy statement seeking the approval of the stockholders for a Business Combination has been filed within 60 days prior to the Termination Date, and the Board of Directors convenes, adopts and recommends to the stockholders the liquidation and dissolution of the Company, and the Company files a proxy statement with the Securities and Exchange Commission seeking stockholder approval for such plan, the undersigned agrees to vote all Founders’ Shares and all of the shares that may be acquired by him or it in any private placement, the IPO or in the aftermarket in favor of any such dissolution and plan of distribution recommended by the Company’s Board of Directors. The undersigned hereby waives any and all right, title, interest or claim of any kind (“Claim”) to participate in any liquidating distribution of the Trust Account as part of the Company’s plan of distribution with respect to the Founders’ Shares if the Company fails to consummate a Business Combination and the Trust Account is consequently liquidated and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against

Freedom Acquisition Holdings, Inc.
Citigroup Global Markets Inc.

the Trust Account for any reason whatsoever. The undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any warrants, all rights of which will terminate on the Company’s liquidation.
     4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Founders, directors and/or officers of the Company or with any Company that the undersigned has had any discussions, formal or otherwise, with respect to a Business Combination with another company, prior to the consummation of the IPO.
     5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided, however, that commencing upon the Consummation Date, Berggruen Holdings, Inc. shall be allowed to charge the Company an allocable share of its overhead, $10,000 per month, to compensate it for office space, administrative services and secretarial support until the earlier of the Company’s consummation of a Business Combination or its liquidation. Berggruen Holdings North America Ltd. (“Berggruen Holdings”), Marlin Equities II, LLC, the undersigned and the officers and directors of the Company shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.
     6. Neither the undersigned, any member of the family of the undersigned, or any affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination. In addition, the undersigned will not take retaining his positions with the Company into consideration in determining which acquisition to pursue.
     7. In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Citigroup, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock (including the Locked Up Securities) of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction during the Restricted Period; provided, however, that the foregoing sentence shall not apply to (A) shares of Common Stock disposed of as bona fide gifts approved in writing by Citigroup, (B) any transfer for estate

Freedom Acquisition Holdings, Inc.
Citigroup Global Markets Inc.

planning purposes of shares of Common Stock to persons immediately related to such transferor by blood, marriage or adoption, (C) any trust solely for the benefit of such transferor and/or the persons described in the preceding clause, or (D) the transfer by Berggruen Holdings or Marlin Equities II, LLC to the Company’s officers, directors and employees and other persons or entities associated with Nicolas Berggruen or Martin E. Franklin; provided, however, that with respect to each of the transfers described in clauses (A), (B), (C) and (D) of this sentence, (i) prior to such transfer, the transferee of such transfer, or the trustee or legal guardian on behalf of any transferee, agrees in writing to be bound by the terms of this letter and (ii) no filing by any party under the Exchange Act shall be required or shall be voluntarily made in connection with such disposition or transfer. The term “Restricted Period” means the period commencing on the date hereof and ending one year from the consummation of a Business Combination, except that if (a) during the last 17 days of the Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of the Restricted Period the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Restricted Period, then the Restricted Period shall end on and include the 18th day following the date of the issuance of the earnings release or the occurrence of the material news or material event.
     8. The undersigned agrees to be a Director of the Company until the earlier of the consummation by the Company of a Business Combination or the dissolution and liquidation of the Company. The undersigned’s biographical information furnished to the Company and the Representative and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned’s Questionnaire furnished to the Company and the Representative and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:
     (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;
     (b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and
     (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.
     9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this Agreement and to serve as a Director of the Company.

Freedom Acquisition Holdings, Inc.
Citigroup Global Markets Inc.

     10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to the Representative and its legal representatives or agents (including any investigative search firm retained by the Representative) any information they may have about the undersigned’s background and finances (“Information”), purely for the purposes of the Company’s IPO (and shall thereafter hold such information confidential). Neither the Representative nor its agents shall be violating the undersigned’s right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.
     11. The undersigned hereby waives his or its right to exercise redemption rights with respect to any Founders’ Shares owned by the undersigned, directly or indirectly, and agrees that he will not seek redemption for cash with respect to such Founders’ Shares in connection with any vote to approve a Business Combination (as is more fully defined in the Prospectus).
[Signature Page to Follow]

Freedom Acquisition Holdings, Inc.
Citigroup Global Markets Inc.

     12. The undersigned hereby agrees that any action, proceeding or claim against the undersigned arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The undersigned hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenience forum.

By:	/s/ WILLIAM P. LAUDER
William P. Lauder

EXHIBIT A
     William P. Lauder has been a member of our board of directors since July 2006. Mr. Lauder has been the President and Chief Executive Officer of The Estée Lauder Companies Inc. since July 1, 2004. Mr. Lauder has also served as Chief Operating Officer of The Estée Lauder Companies Inc. from January 2003 through June 2004, and Group President of The Estée Lauder Companies Inc. from July 2001 through 2002, where he was responsible for the worldwide business of Clinique and Origins and the company’s retail store and online operations. From 1998 to 2001, Mr. Lauder was President of Clinique Laboratories. Prior to then, he was President of Origins Natural Resources Inc.; he had been the senior officer of the Origins brand since its creation in 1990. He joined The Estée Lauder Companies in 1986 as Regional Marketing Director of Clinique U.S.A. in the New York Metro area. Mr. Lauder then spent two years at Prescriptives as Field Sales Manager. Prior to joining The Estée Lauder Companies, he completed Macy’s executive training program in New York City and became Associate Merchandising Manager of the New York Division/Dallas store at the time of its opening in September 1985. Mr. Lauder graduated from the Wharton School of the University of Pennsylvania in 1983 with a Bachelor of Science degree in Economics. He is a member of the Board of Trustees of The University of Pennsylvania and the Boards of Directors of the Fresh Air Fund, the 92nd Street Y and the Partnership for New York City. He is also a member of the Boards of The Estée Lauder Companies Inc. and True Temper Corporation.

EXHIBIT B
See attached D&O Questionnaire

June 1, 2006
FREEDOM ACQUISITION HOLDINGS, INC.
Questionnaire for Directors, Proposed Directors, Executive Officers and 5% Stockholders
To: William Lauder
     The purpose of this Questionnaire is to provide Freedom Acquisition Holdings, Inc. (the “Company”) with information to be used in the preparation of the Company’s Registration Statement on Form S-1 (the “Registration Statement”) in connection with the Company’s proposed initial public offering of common stock, and the Company’s application for listing on the American Stock Exchange (“AMEX”). The information you provide in response to the questions herein will be used to assure that certain data to be included in the Registration Statement are correct and that the Company’s representations to AMEX are accurate. As such, please exercise great care in completing this questionnaire.
     Please note that no announcement has been made concerning the proposed offering. The federal securities laws require that the matter be kept in the strictest of confidence. Please answer all questions fully, using extra sheets of paper where necessary and using the entry “None” or “Not Applicable” where appropriate. Certain terms, which appear in quotation marks, are defined in the “Notes to Questionnaire” attached to this document for your convenience, so that you may detach such Notes for use while completing this questionnaire (as you will be asked to refer to them repeatedly). Unless otherwise specified, the same definition for terms appearing in quotation marks may be used throughout the questionnaire. If you are uncertain as to your response to any item in this questionnaire, please contact Bernie Grondin for additional information and guidance.
     Your signature at the end of this Questionnaire will constitute your consent to the use by the Company in the Registration Statement (and any future filings under the Securities Exchange Act of 1934) of the information contained in your answers.
     Please return this questionnaire to Bernie Grondin, Greenberg Traurig, 401 East Las Olas Blvd., Suite 2000, Fort Lauderdale, Florida 33301 as soon as possible. Alternatively, you may fax a copy to (954) 759-5509 or send via email to grondinb@gtlaw.com. Thanks for your assistance.

PART I. QUESTIONS FOR DIRECTORS, PROPOSED DIRECTORS AND EXECUTIVE OFFICERS
A.	BIOGRAPHICAL INFORMATION
1.	Please state your full legal name.

William P. Lauder

2.	Please state your date of birth.

04/11/1960
     3. Please describe your educational history. Please indicate the educational institution(s) attended, the year(s) graduated, the degree(s) earned and the major(s) covered.
Graduated Wharton School of the University of Pennsylvania — 1983 Bachelor of Science, Economics

Attended University of Grenoble, France 9/1980 — 2/1981

Graduated — Trinity School (New York, NY) June 1978
     4. Please provide the following information: (i) your principal occupation(s) and employment during the last five (5) years, including but not limited to any executive officer position; (ii) the name and principal business of any company, partnership or other organization in which such occupations and employment were carried on; and (iii) whether any such entity is a parent, subsidiary or other “affiliate” of the Company. If you are an officer of the Company and have been employed by the Company for less than five years, please provide a brief description of the nature of your responsibilities in prior positions including specific information as to the size of operations supervised.
See Attachment
     5. Please list below the names of all companies for which you serve as a member of the board of directors, as well as the committees on which you serve. Please also indicate whether any class of securities in any such company is publicly held or whether any such company is a registered investment company under the Investment Company Act of 1940.
The Estee Lauder Companies

True Temper Corporation
     6. If you provided an affirmative response to Question 5, please answer the following questions:
(a) Are you aware of any lines of business or individual services or products of any of the companies on whose board you sit which could be regarded as competitive with those of the Company?
     No

(b) At any time did you serve on a board committee or otherwise determine compensation for the executives of such entity?
     ☑ No
     ☐ Yes
If yes, please list all committee memberships and/or specify the nature of your other activities below:

(c) Did any executive officer of the Company serve on the compensation committee of the board of the entity or otherwise determine compensation of the entity’s executives within the past three (3) years?
     ☑ No
     ☐ Yes
If yes, please specify below:

(d) At any time did any executive officer of the Company serve in any capacity on the board of the entity during your tenure?
     ☑ No
     ☐ Yes
If yes, please specify below:

(e) If you answered “Yes” to either Questions (c) or (d) above, please answer this question: Has any executive officer of any such entity for which you served as a director ever served on the board of the Company?
     ☐ No
     ☐ Yes
          If yes, please specify below:
          N/A
B. TRANSACTIONS OR ARRANGEMENTS INVOLVING THE COMPANY
     1. Were you selected to serve in your proposed or current capacity with the Company pursuant to any current or prior arrangement or understanding between yourself and any other person or persons, other than directors or officers of the Company acting solely in their capacities as such? Please include the names of such persons and the nature of the agreement or understanding.
          No
     2. Are you related by blood, marriage or adoption, except more remotely than as a first cousin, to: (i) any current director or nominee for such position, “executive officer” or “significant employee” of (a) the Company or (b) any other “affiliate” of the Company, or (ii) any person who served as an executive officer or significant employee of the Company since its inception?
☐ Yes           ☑ No
          If your answer is “Yes”, please describe the nature of the relationship and provide the name and position held of the person to which you are related:

     3. Since the Company’s inception, have there been, or are there currently proposed, any transaction or series of transactions (including any contract or agreement) to which the Company or a subsidiary of the Company was or is to be a party and in which you or an “immediate family member” may have had any material1 interest, direct or indirect, in excess of $60,0002?
☐ Yes           ☑No
     4. If you gave an affirmative response to question 3 above, please provide the following information:
(a) Approximate dollar amount of the interest in the transaction identified above:

(b) The nature of the interest in the transaction:

[1]	If you are in doubt as to the materiality of the interest after referring to the definition provided in the Notes to this questionnaire, please discuss the matter with counsel. Information need not be given in response to this question with respect to:

(a) any transaction where the rates or charges involved are determined by competitive bids or are fixed by law or governmental authority;

(b) any transaction involving services as a bank depositary of funds, transfer agent, registrar, trustee under an indenture or similar services;

(c) any interest arising from the ownership of securities of the Company where you received no extra or special benefit not shared on a pro rata basis by all other holders of securities of the same class;

(d) Your (or such other person’s) interest in the transaction arises solely from direct or indirect ownership by you, individually and in the aggregate, of less than ten percent (10%) of any class of equity securities of another corporation or organization (excluding limited partnerships) furnishing such services to the Company or any of its subsidiaries; or

(e) Your (or such other person’s) interest arises solely from your (or such other person’s) position as director of another corporation or organization which is a party to the transaction.

[2]	In computing the amount involved in the transaction or series of similar transactions, the amount of all periodic installments or payments should be included.

(c) If the transaction involved, involves or is to involve the purchase or sale of assets by or to the Company or any of its subsidiaries, please state the cost of the assets to the purchaser and, if acquired by the seller within two years prior to the transaction, the cost thereof to the seller. In addition, for such purchase or sale, if any, indicate how the purchase or sale price was determined and the name of the person making such determination:

     5. Please list and briefly describe the terms of any indebtedness of any kind you, an “immediate family member” or any corporation or organization (other than the Company or a subsidiary) of which you have a beneficial interest or serve as a trustee or in a similar capacity, may have to the Company or its subsidiaries and (ii) any extension of or arrangement of extension of credit, maintenance of credit or renewal of an extension of credit made for you by the Company since its inception (excluding amounts due for purchases subject to usual trade terms, for ordinary travel and expense payments and other transactions in the ordinary course of business).
None
     6. Please describe all compensation paid to you by a third party for each of the last three (3) full fiscal years pursuant to any arrangement between the Company and any third party, if any.
None
     7. If you are a named executive officer, are you a party to any employment contract with the Company?
N/A
     8. Do you have knowledge, or any reason to believe, that the Company, at any time since its inception, has or may have engaged, directly or indirectly, in:
(a) any bribes or kickbacks to government officials (both domestic and foreign) or their relatives, or any other payments to such persons, whether or not legal, to obtain or retain business or to receive favorable treatment with regard to business?
☐ Yes          ☑ No

(b) any bribes or kickbacks to persons other than government officials, or to relatives of such persons, or any other payments to such persons or their relatives whether or not legal, to obtain or retain business or receive favorable treatment with regard to business?
☐ Yes          ☑ No
(c) any contributions, whether or not legal, made to any political party, political candidate or holder of public office?
☐ Yes           ☑No
(d) any bank accounts, funds or pools of funds created or maintained without being reflected on the corporate books of account or as to which the receipts and disbursements therefrom have not been reflected on such books?
☐ Yes          ☑ No
(e) any receipts or disbursements, the actual nature of which has been disguised or intentionally misrecorded on the corporate books of account?
☐ Yes           ☑No
(f) any fees paid to consultants or commercial agents which exceed the reasonable value of the services purported to have been rendered?
☐ Yes          ☑ No
(g) any payments or reimbursements made to personnel of the Company for the purpose of enabling them to spend time or to make contributions or payments of the kind for the purposes referred to in subparts (a) through (f) above?
☐ Yes          ☑ No

C. OWNERSHIP OF SECURITIES OF THE COMPANY
     1. Please provide the following information with respect to your ownership of securities of the Company in the columns below. For an explanation of the terms “equity security,” “securities beneficially owned,” and “right to beneficially acquire,” see the Notes to this questionnaire. If you share voting or investment power in any securities listed below with any other person, please include the name of such person, the type of securities and the arrangement pursuant to which the power is shared. See S-1 disclosure

	Type of Ownership:	Number of Shares
	▪ Direct (e.g., in your	Which You Have	Do you have
	name); or	the “Right to	full voting
	▪ Indirect (e.g., in the	Beneficially	power and
	name of a spouse,	Acquire”	investment
Number of	other family member, a	within 60 Days	power over	Nature of the
Shares Presently	trust, etc. indicating the	(include all options	the shares?	Right
“Beneficially	name under which the	exercisable	(If no, indicate	(e.g., stock
Owned”	ownership is held))	within 60 days)	percentage)	option, etc.)
N/A
     2. Are there any securities (a) listed above for which you wish to disclaim beneficial ownership or (b) beneficially owned by you but listed as owned by another person or entity? If so, please list the number and type of securities, the name under which they are registered and the basis for exclusion and alternate beneficial owner, if applicable.
          N/A

     3. Please list all transactions since the Company’s inception involving securities of the Company you beneficially own (or owned prior to such transactions) including all purchases, sales, exercises, conversions, gifts, grants or other awards, deposits into or withdrawals from a voting trust, equity swaps or any similar type of transaction, and indicate the date of any such transaction.
          N/A
     4. Are you a member of any “group” consisting of two or more persons which acts for the purpose of acquiring, holding or disposing of securities of the Company? If so, please indicate below the names and addresses of the other members of the group and the holdings by such group of each class of securities of the Company (including any options, warrants and rights other than those issued to security holders as such on a pro rata basis).
          No
     5. Excluding Berggruen Holdings, do you know of (i) any holder or group of holders (including you and/or any associates) owning beneficially more than 5% of the outstanding shares of Common Stock or any other class of equity security of the Company or (ii) any holder or group of holders (including you and/or any associates) having the right to acquire beneficial ownership of more than 5% of the outstanding shares of Common Stock or any other class of equity security of the Company? If so, please state the name and address of each such holder or member of such group, the class of security and the approximate number of securities beneficially owned.
          Yes, Marlin Equities II, LLC ownership is over 5%.
     6. If, to your knowledge, any of the shares of Common Stock or any other class of equity securities of the Company are now held or are to be held pursuant to any voting trust or similar agreement which would represent control of the Company, or if you, or a group, own more than 5% of any of the shares of Common Stock pursuant to any voting trust or similar agreement, state the amount held or to be held, the duration of the agreement, and the names and addresses of the voting trustees or other party or parties having the right to vote such shares. If possible, please describe briefly the voting rights and other powers under the agreement, if any.
          No
     7. Are you aware of any arrangement (including any pledge by any person of the Company’s securities or a similar arrangement), the operation of which may, at a subsequent date, result in a change in control of the Company? Ordinary default provisions of a charter, trust indenture or other governing document need not be disclosed. Please state the amount of securities held or to be held, the duration of the arrangement, and the other parties. If possible, please describe briefly the voting rights and other powers under the arrangement, if any.
          No

     8. If you are a named executive officer, are you a party to any compensatory plan or arrangement, including payments to be received from the Company, where payment results or will result from your resignation, retirement or any other termination of your employment with the Company or its subsidiaries, or from a change in control or change in your responsibilities following a change of a control, the amount of such plan or arrangement including all periodic payments or installments exceeds $100,000? If so, please briefly describe the nature of such plan and its terms.
          N/A
     9. Please state whether you have incurred any liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, resulting from the purchase and sale of securities of the Company within any period of less than six (6) months.
          No

D. OTHER QUESTIONS REQUIRED BASED ON THE DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION
     1. If any of the events described below occurred within the last five (5) years (since January 1, 2001), please describe in detail the circumstances of any such occurrence on a separate sheet of paper. If none occurred, please so state.
          (a) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of (i) you, (ii) any partnership in which you were a general partner at or within two years before the time of such filing or (iii) any corporation or business association of which you were an executive officer at the time of or within two years before such filing;
          (b) You have been convicted in a criminal proceeding or any proceeding involving fraud, or are currently a named subject of a pending criminal proceeding or any proceeding involving fraud (excluding traffic violations and other minor offenses);
          (c) You are or have been the subject of an order, judgment or decree, not subsequently reversed, suspended or vacated, of a court of competent jurisdiction permanently or temporarily enjoining you from, or otherwise limiting the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading adviser, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission or an associated person of any of the foregoing or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity, or in connection with any violation of Federal or state securities laws or Federal commodities laws;
          (d) You have been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or state authority barring, suspending or otherwise limiting for more than 60 days your right to engage in any activity described in (c)(iii) above or to be associated with persons engaged in any such activity;
          (e) You have been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or
          (f) You have been found by a court of competent jurisdiction in a civil action or by the Commodities Futures Trading Commission to have violated any Federal commodities law and the judgment in such civil action or finding by the Commodities Futures Trading Commission has not been subsequently reversed, suspended or vacated.
          None

     2. Please describe below any material pending legal proceedings in which you or any “associate” of yours is a party adverse to or has a material interest adverse to the Company or any of its subsidiaries.
          N/A
     3. Do you have any knowledge or reason to believe that the books and records of the Company do not, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company? If so, please supply details.
          No

PART II. QUESTIONS FOR DIRECTORS AND NOMINEES FOR DIRECTOR
     1. Please state whether you or an immediately family member are, or at any time from and after the Company’s inception have been, a director, executive officer, significant employee or owner, directly or indirectly, of record or beneficially, of an equity interest1 in excess of ten percent (10%) in any firm, corporation or other business or professional entity:
     (a) which has made payments to the Company or any of its subsidiaries for property or services since the Company’s inception or proposes to make such payments to the Company or any such subsidiary in the current fiscal year in excess of (i) 5% of the Company’s consolidated gross revenues during such fiscal year or (ii) $200,000, whichever is more;
     (b) to which the Company or any of its subsidiaries was indebted since the Company’s inception in an aggregate amount in excess of 5% of the Company’s total consolidated assets for such fiscal year; or
     (c) to which the Company or any of its subsidiaries has made payments for property or services since the Company’s inception or proposes to make such payments in the current fiscal year in excess of (i) 5% of the Company’s consolidated gross revenues for such fiscal year or (ii) $200,000, whichever is more.
          If the answer to this question is no, please so state. If the answer is yes, please state the full details of the transaction(s), including the name of the business entity, the nature of your affiliation with such entity, the relationship between such entity and the Company (or any of its subsidiaries) and the amount of the business done between the entity and the Company (or any of its subsidiaries) since the Company’s inception and/or proposed to be done during the current fiscal year.
          No
     Note: In calculating payments for property and services, the following need not be included:
(i)	payments where the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a common contract carrier, or public utility at rates or charges fixed in conformity with law or governmental authority; or

(ii)	payments that arise solely from the ownership of securities of the Company and no extra or special benefit not shared on a pro rata basis by all holders of the class of securities is received; or

[1]	For this purpose, an “equity interest” includes ownership of (a) any security convertible into an equity security or which carries a right to subscribe to or purchase an equity security or (b) general partnership interests in a partnership. For the definition of “equity security” see the Notes at the end of this Questionnaire.

(iii)	(in calculating indebtedness) debt securities that have been publicly offered, admitted to trading on a national securities exchange, or quoted on the automated quotation system of a registered securities association and amounts due for purchases subject to the usual trade terms.
     2. If you are a director who is not also an employee of the Company, please state whether (i) you have been an employee of the Company since its inception or (ii) an immediate family member is, or has been since the Company’s inception, an executive officer of the Company. If any such relationship exists, please describe.
          Not an employee.
     3. If you are a director who is not also an employee of the Company, please state whether you or an immediate family member received during any twelve (12) month period within the last three (3) fiscal years, more than $60,000 in direct compensation from the Company (as an employee, consultant or advisor), other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). If so, please describe.
          No
     4. Please state below whether you are a partner or member of or of counsel to a law firm which at any time since the Company’s inception was retained by the Company or any of its subsidiaries, or which the Company or any of its subsidiaries proposes to retain during the current fiscal year, giving the name and address of such law firm and your position at such firm. If the dollar amount of fees paid to such law firm by the Company or its subsidiaries during any of those fiscal years exceeded 5% of such law firm’s gross revenues for that firm’s full fiscal year, please provide the dollar amount of such fees.
          No
     5. Please state whether you are a director, partner, executive officer or employee of an investment banking firm which at any time since the Company’s inception has performed services for the Company or any of its subsidiaries (other than as a participating underwriter in a syndicate) or which it is proposed will perform services for the Company or any such subsidiary during the current fiscal year. If the answer is no, please so state. If the answer is yes, please describe the circumstances, including, if the dollar amount of compensation paid to such investment banking firm during any of those fiscal years exceeded five percent of such firm’s consolidated gross revenues for that firm’s full fiscal year, the dollar amount of such compensation.
          No

     6. Please state whether you have any relationship with the registrant substantially similar in nature and scope to those relationships described in questions 1 through 5 and describe such relationship(s), including the nature of the affiliation, identity of the entity with which the Company has such a relationship and the amount of business done between the Company and the entity.
          No
     7. Please describe below all perquisites and other personal benefits (other than salary, directors’ fees, bonuses, compensation contributed, paid or accrued for your account by the Company or any of its subsidiaries with respect to any pension, profit-sharing, stock, thrift, bonus, incentive or similar plans or arrangements in connection with services rendered by you) that were furnished to you or to other persons for your direct or indirect benefit by the Company or its subsidiaries directly, or through third persons, since the Company’s inception (e.g. (i) home repairs and improvements, (ii) housing or other living expenses provided to you at your personal residence or any other property, (iii) personal use of corporate property, (iv) personal travel, entertainment and related expenses, (v) legal, accounting and other professional fees for matters unrelated to the Company’s business, (vi) use of the Company’s staff for personal purposes and the like supplied or provided by the Company for your personal use). You need not describe any such benefit if the aggregate amount of all benefits (valued at the Company’s aggregate incremental cost) does not exceed the lesser of $50,000 or 10% of your total annual salary and bonus from the Company for services rendered by you since the Company’s inception.
          None
     8. Please state whether you (i) are a current partner of a firm that is the Company’s present or former internal or external auditor, (ii) are a current employee of such a firm or (iii) were within the last three (3) years (but are no longer) a partner or employee of such a firm and personally worked on the Company’s audit. If any such relationship exists, please describe.
          No
     9. Please state whether an immediate family member of yours (i) is a current partner of a firm that is the Company’s present or former internal or external auditor, (ii) is a current employee of such a firm or (iii) was within the last three (3) years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time. If any such relationship exists, please describe. For purposes of this Question 9 only, the term “immediate family member” means a spouse, parents, children or siblings, whether by blood, marriage or adoption, or anyone residing in your home.
          No
     10. Please state whether you or an immediate family member is, or has been within the last three (3) years, employed as an executive officer of another company where any of the Company’s present executives at the same time serves or served on the other company’s compensation committee. If any such relationship exists, please describe.
          No

     11. Please state whether you are a current employee, or whether an immediate family member is a current employee, of another company (including a charitable organization) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three (3) fiscal years, exceeds the greater of $200,000, or 5% of such other company’s consolidated gross revenues in its last completed fiscal year. If any such relationship exists, please describe.
          No

PART III. OVERLAPPING COMPENSATION COMMITTEES/BOARDS
     During the fiscal year ended December 31, 2005, did you:
(A)	serve as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on the Company’s Board of Directors at any time during such fiscal year; or

(B)	serve as a director of another entity, one of whose executive officers served on the Company’s Board of Directors?
If so, please describe the circumstances:           No
* * *

PART IV. AUDIT COMMITTEE MEMBERS AND NOMINEES ONLY
     1. If your degree(s) is (are) not in finance or accounting, please indicate whether you have taken courses in finance and/or accounting and list such courses below:

Course Name/Description	Dates/Length of Course
Accounting	9/1978-6/1983 3 Semesters

Finance	9/1978-6/1983 3 Semesters

International Finance	9/1978-6/1983 2 Semesters

Economics	9/1978-6/1983 2 Semesters

Statistics	9/1978-6/1983 2 Semesters
     2. Please indicate whether you are a certified public accountant, or the equivalent, in good standing.
          (a) If so, please indicate below (i) the accounting firm(s) where you have practiced; (ii) job duties and (iii) the relevant dates on which you actively practiced as a certified public accountant, or the equivalent.

Accounting Firm(s)	Job Duties	Dates

     3. Do you presently receive, or have you received since the Company’s inception, any consulting, advisory or other compensatory fee from the Company other than in your capacity as a member of the audit committee, the board of directors or any other board committee?
☐Yes          ☑ No

     If “Yes,” please describe.

     4. Please state whether you hold any financial or accounting related professional certification(s) or license(s).
          No
          (a) If so, please indicate below (i) the name/description of the certification(s) or license(s); and (ii) the dates on which the certification(s) or license(s) were conferred.

Name/Description	Date Conferred

          (b) Please state whether you are required, as a condition of maintaining the certification(s) or license(s) you hold, to obtain continuing professional education (“CPE”).

          (c) If so, please indicate below (i) the name/description of the certification(s) or license(s) requiring you to obtain CPE; (ii) a description of the CPE requirements and (iii) a description of how you have fulfilled the CPE requirements during the last three years.

Manner of Fulfilling
License/Certification	CPE Requirements	CPE Requirements

     5. Please indicate whether you have served as a principal financial officer, principal accounting officer or controller of a company that, at the time you held such position, was required to file reports with the SEC.

          (a) If so, please indicate below (i) your occupation; (ii) dates of occupation; (iii) company or organization where you held such occupation and (iv) job duties.

Company or
Occupation	Dates of Occupation	Organization	Job Duties
CEO	7/1/2004-Present	Estee Lauder Companies Inc.	Liaison person between the board of directors and ELC. Strategically sets the goals of ELC and communicates the goals to managements.

COO	1/1/2003-6/30/2004	Estee Lauder Companies Inc.	In charge of executing the strategy of the CEO. Specifically worked with manufacturing and operations to implement the CEO’s policy.
     6. Please indicate whether you have any experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions.
          Yes
          (a) If so, please describe the particular circumstances surrounding such experience. Please describe in detail the nature of your supervisory role.
I am currently President and CEO of the Estee Lauder Companies Inc. In that role, I meet with internal and external accountants and file quarterly and annual reports to the public.

     7. Please indicate whether you have experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, including accounting for estimates, accruals and reserves, and the design, implementation and evaluation of internal controls and procedures.
               Yes
          (a) If so, please describe the particular circumstances surrounding such experience. Please describe in detail the nature of your role.
               I have been a director of Estee Lauder Companies since 1996, so I have experience on serving on a Board of a public company.
     8. Please indicate whether you have any other relevant qualifications or experience that would assist you in understanding and evaluating the Company’s financial statements and other financial information and in making knowledgeable and thorough inquiries.
               Degree in Economics
(a)	If so, please describe such qualifications or experience.
A degree in Economics and working in a public company with an international presence will be a benefit to this company.
     9. Please indicate whether you serve on the audit committees of any other public companies.

          (a) If so, please identify such companies, describe how long you have served in that capacity and indicate whether you intend to discontinue serving on any of these audit committees in the near future, and whether you intend to join any new audit committee in the near future.
     10. Please indicate if, at any time within the past three (3) years, you participated in the preparation of the financial statements of the Company or any current subsidiary of the Company.

PART V. NASD QUESTIONNAIRE
     In connection with the Registration Statement, the underwriters intend to make the requisite filings with the National Association of Securities Dealers, Inc. (the “NASD”). Certain information is required pursuant to NASD Rule 2720. Please note that the Company and the underwriters will rely on the certifications made in this Questionnaire.
     1. Please indicate below whether you have any information pertaining to underwriting compensation and arrangements or items of value received or to be received by any “underwriter or related person” (as defined on page 28 of this Questionnaire) or any dealings between any “underwriter or related person” or any “member” (as defined on page 27 of this Questionnaire) or “person associated with a member” (as defined on page 27 of this Questionnaire) on the one hand, and the Company, its officers, directors, employees or shareholders on the other hand, other than information relating to the proposed offering of the Securities by the Company.
          ☑ I know of no such information
          ☐I know of such information
     2. Are you or any member of your immediate family affiliated or associated, directly or indirectly, with a “member” of the NASD or with a “person associated with a member” of the NASD?”3
☐ Yes           ☑ No
If so, please identify such “member” of the NASD or “person associated with a member” of the NASD and provide the name, address and telephone number of the NASD member or members and a detailed description of your association or affiliation.

Description:

If you answered yes to Question Number 2, please state whether you are participating in the initial public offering and the capacity in which you are participating.

[3]	If you are a collective investment account, meaning a hedge fund, investment partnership, investment corporation, or any other collective investment vehicle, a “No” reply shall be assumed to confirm that no relationship exists for you as well as each of your investors.

     3. If you answered yes to the preceding question, please provide the information requested below with respect to the number of equity securities or the face value of debt securities of the Company or any subsidiary thereof which you beneficially own (including any contracts far purchase or acquisition).

Price or Other
Holder or	Amount and Nature of	Consideration	Date
Prospective Seller	Securities Owned	Paid	Acquired

     4. Do you own stock or other securities of any NASD member not purchased in the open market?
☐ Yes           ☑ No
If you answered yes to the preceding question, please state the name of the NASD member or members and describe the securities.

NASD Member(s) whose Securities you own	Description of Securities

     5. Have you entered into any arrangements within the last twelve (12) months that provides for the receipt of any item of value and/or the transfer of any warrants, options or other securities from the Company or its subsidiaries or from the “issuer” (as defined on page 27 of this Questionnaire) to any “member” of the NASD or any “person associated with a member” of the NASD or any “underwriter or related person” or do you propose or plan to enter into such an arrangement within the next twelve (12) months?
☐ Yes           ☑ No
If so, please identify the parties involved and provide the material terms of the arrangement.

     6. Have you or any associate of yours had a material relationship with Citigroup Global Markets Inc. or any other underwriter or investment firm or underwriting organization which might participate in the underwriting of the Securities being registered?
☐ Yes           ☑ No
If so, please describe such relationship and identify the party or parties involved.

     7. Are you now or have you ever been interested in or affiliated with the firms of Rothstein, Kass & Co., Cleary Gottlieb Steen & Hamilton LLP or Greenberg Traurig, P.A.?
☐ Yes           ☑ No
If so, please identify the party or parties involved and describe such interest or affiliation.

     8. Have you made a subordinated loan to any “member” of the NASD?
☐ Yes           ☑ No
If so, please identify the “member” and provide the material terms of such loans.

     9. Do you know of any intent on the part of the Company to reserve shares of the Company’s Securities in this initial public offering for specific purchasers (e.g., directors, employees, suppliers of the Company or officers or directors of banks, insurance or investment companies, etc.)?
☐ Yes           ☑ No
If so, please identify said persons and the entity they are affiliated with.

For purposes of Questions 1 through 9 of this Part V only, the following definitions shall be applicable:
     Affiliate. The term “affiliate” includes a company which controls, is controlled by or is under common control with a member. A company will be presumed to control a member if the company beneficially owns 10% or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a member which is a partnership. A member will be presumed to control a company if the member and persons associated with the member beneficially own 10% or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership. A company will be presumed to be under common control with a member if (i) the same natural person or company controls both the member and company by beneficially owning 10% or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of a member or company which is a partnership or (ii) a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.
     Beneficial ownership. The term “beneficial ownership” shall mean the right to the economic benefits of a security.
     Company. The term “company” includes a corporation, partnership, association, joint stock company, trust, fund, or any organized group of persons, whether incorporated or not, or any receiver, trustee in bankruptcy or similar official or any liquidating agent for any of the foregoing, in its capacity as such.
     Immediate Family. The term “immediate family” includes any parent, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent by an employee of, or person associated with a member.
     Issuer. The term “issuer” includes the Company, any selling security holders offering securities to the public, any affiliate of the Company or selling security holder, and the officers or general partners, directors, employees and security holders thereof.
     Member. The term “member” means any individual, partnership, corporation, or other legal entity admitted to membership in the National Association of Securities Dealers, Inc. (the “NASD”) under the provisions of Article I of the By-laws of the NASD.
     Person associated with a member. The term “person associated with a member” means every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member, whether or not such person is registered or exempt from registration with the NASD pursuant to its By-laws.

     Selling security holders. The term “selling security holders” shall refer to any persons selling Ordinary Shares in connection with the proposed initial public offering of ordinary shares by the Company.
     Underwriter or related person. The tern “underwriter or related person” shall be deemed to include underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, any member participating in the initial public offering of ordinary shares by the Company and any and all other persons associated with or related to, and any of the immediate family of, any such persons.

     The answers to the foregoing questions are true and accurate to the best of my knowledge and belief. I understand that the information I am furnishing to you herein will be used by the Company in the preparation of the Registration Statement and the Company’s application for listing on AMEX. I undertake to notify the Company immediately in the event of any changes in the foregoing answers resulting from any material developments occurring subsequent to the date of completion of this Questionnaire.

/s/ William P. Lauder

(Signature)
Dated: July 12, 2006

NOTES TO QUESTIONNAIRE
     (1) Affiliate. The term “affiliate” includes a person that directly or indirectly, through one or more intermediaries: (i) controls, (ii) is controlled by or (iii) is under common control with the person specified.
     (2) Associate. The term “associate” includes:
          (a) any corporation or organization (other than the Company or any of its majority-owned subsidiaries) of which you are an executive officer or partner, or of which you are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities;
          (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity; and
          (c) any member of your immediate family, including your spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters- in-law.
     (3) Executive Officer. The term “officer” shall mean an issuer’s president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officer’s of the Company’s parent(s) or subsidiaries shall be deemed officers of the Company if they perform such policy-making functions for the Company.
     (4) Equity Security. The term “equity security” includes (i) ordinary shares, (ii) any bond, debenture or note convertible into ordinary shares, and (iii) any option, warrant or other right which, when exercised, entitles you to obtain ordinary shares with or without the payment of additional consideration.
     (5) Fiscal Year. A reference to any fiscal year is to the Company’s fiscal year ended on the Saturday nearest to December 31.
     (6) Immediate Family Member. The term “immediate family member” means any member of your immediate family, including any relationship by blood, marriage, or adoption (i.e. your spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters- in-law) and anyone (other than domestic employees) who shares your home.
     (7) Material. The term “material,” when used to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters as to which an average prudent investor ought reasonably to be informed before buying or selling the security registered. The materiality of any interest is to be determined on the basis of the significance of the information in light of all the circumstances of the particular case. The importance of the interest to the person having the interest, the relationship of the parties to the transaction with each other and the amount involved in the transaction are among the factors to be considered in determining the significance of the information.
     (8) Restricted Shares. For purposes of this Questionnaire, the term restricted shares includes securities issued to a person directly from the Company in a transaction not involving a public offering.
     (9) Right to Beneficially Acquire. A person is deemed to be the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time within 60 days (including, without limitation, through the exercise of any option, warrant or right; through the conversion of a security; pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or pursuant to the automatic termination of a trust, discretionary account or similar arrangement).
     (10) Securities Beneficially Owned. The term “securities beneficially owned” includes securities owned by a person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of such security; and/or, (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security.
     The SEC has indicated that an analysis of all relevant facts and circumstances in a particular situation is essential in order to identify each person possessing the requisite voting power or investment power underlying beneficial ownership. All securities beneficially owned by a person are to be aggregated in determining how many securities such person owns, regardless of the nature of the beneficial ownership. Thus, a person who serves as trustee of several trusts which hold securities of the same issuer would have to aggregate the number held in each trust with respect to which such trustee has either voting power or investment power, or both.
     (11) Significant Employee. Where the Company employs persons such as production managers, sales managers or research scientists who are not executive officers but who make or are expected to make significant contributions to the business of the Company, such persons are considered significant employees and shall be identified and their background disclosed to the same extent as in the case of executive officers.
     (12) Subsidiary. The term “subsidiary” refers to an affiliate controlled by the person specified, directly, or indirectly through one or more intermediaries.

APPENDIX
          (a) The making of questionable, unlawful or improper payments or the rendering of any services or favors to government officials or employees or their relatives, whether or not legal, to obtain or retain business or to receive preferential treatment or consideration with regard to business or to pay for favorable treatment obtained in the past.
          (b) The making of questionable, unlawful or improper payments or the rendering of any service or favors to persons other than government officials or employees, or to relatives of such persons, whether or not legal, to obtain or retain business or to receive preferential treatment or consideration with regard to business or to pay for favorable treatment obtained in the past.
          (c) Any contributions, whether or not legal, made to any political party, political candidate or holder of governmental office.
          (d) Any bank accounts, funds or pools of funds created or maintained without being reflected on the Company’s books of account, or as to which the receipts and disbursements therefrom have not been reflected on such books.
          (e) Any receipts or disbursements, the actual nature of which has been disguised or intentionally misrecorded on the Company’s books of account.
          (f) Any fees paid to consultants or commercial agents which exceeded the reasonable value of the services purported to have been rendered.
          (g) Any payments which involved any unlawful or improper purpose or understanding that such payments were or are to be received.
          (h) Any payments, loans, disbursements or reimbursements made to personnel of the Company for the purposes of enabling them to expend time or to make contributions or payments of the kind or for the purposes referred to in paragraphs (a)-(g) above.
In connection with the above, please observe the following:
     (A) Each paragraph is to be read as relating to the activities or conduct of the Company as well as to the conduct of any person who has acted or is acting on behalf of or for the benefit of the Company. Persons who have acted or are acting on behalf of or for the benefit of the Company, include, but are not necessarily limited to, directors, officers, employees, agents, consultants and sales representatives.
     (B) Each paragraph is to be read as relating to activities or conduct both within and outside the United States.
     (C) The terms “payments” and “contributions” include not only the giving or receiving of cash or merchandise but also the giving or receiving of anything else of value (for example, services or the use of property or loans or special opportunities and the offer or promise of any of the same.)
     (D) The term “indirectly” means an act done through an intermediary or intermediaries. Payments to sales agents or representatives which are passed on in whole or in part to purchasers, or compensation or reimbursement to persons in consideration for their acts, are examples of acts done through intermediaries.
     (E) Your answer should consider not only matters of which you have direct personal knowledge, but also those matters which you have reason to believe may have existed or occurred (for example, you may not “know” from your own personal knowledge that certain contributions were made by the Company, but, based upon information which has otherwise come to your attention, you may nonetheless have “reason to believe” that such a contribution was made. In such case, your response would be “yes”.